Exhibit 10.11
Date 21 July 2010
GRANDUNION INC.
as Existing Borrower
-and-
NEWLEAD HOLDINGS LTD.
as New Borrower
-and-
THE BANKS listed in Schedule 1
as Lenders
-and-
MARFIN EGNATIA BANK Societe Anonyme
as Agent

DEED OF NOVATION, AMENDMENT AND RESTATEMENT

relating to a financial agreement dated 21 July 2010

INDEX

Clause		Page

1	INTERPRETATION	2
2	AGREEMENT OF THE LENDERS AND THE AGENT	3
3	CONDITIONS PRECEDENT	3
4	REPRESENTATIONS AND WARRANTIES	4
5	NOVATION OF FINANCIAL AGREEMENT	4
6	AMENDMENT AND RESTATEMENT OF FINANCIAL AGREEMENT	5
7	EXPENSES	5
8	COMMUNICATIONS	5
9	SUPPLEMENTAL	5
10	LAW AND JURISDICTION	5

SCHEDULE 1:	LENDERS AND COMMITMENTS

APPENDIX:	FORM OF NOVATED FINANCIAL AGREEMENT MARKED TO INDICATE AMENDMENTS TO THE FINANCIAL AGREEMENT

THIS DEED is made on 21 July 2010
BETWEEN
(1)	GRANDUNION INC., a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 (the “Existing Borrower”);
(2)	NEWLEAD HOLDINGS LTD., a company organized and existing under the laws of Bermuda, having its registered office at Canon’s Court, 22 Victoria Street, Hamilton, Bermuda (the “New Borrower”); and
(3)	THE BANKS LISTED IN SCHEDULE 1 as lenders (the “Lenders” which expression shall include their respective successors, transferees and assigns); and
(4)	MARFIN EGNATIA BANK Societe Anonyme, a company duly incorporated under the laws of the Republic of Greece, having its registered office at Mitropoleos 20 and Komninon, 546 24 Thessaloniki, Greece and acting in this case through its office at 91 Akti Miaouli, 185 38 Piraeus, Greece (the “Agent” which expression shall include its successors and assigns) as agent for the Lenders.
BACKGROUND
(A)	By a financial agreement dated 21 July 2010 (the “Financial Agreement”) made between (i) the Existing Borrower, (ii) the Lenders and (iii) the Agent, the Lenders made available to the Existing Borrower a reducing revolving credit facility of up to (originally) Twenty Three million Dollars ($23,000,000) (the “Facility”), all of which has been drawn and is outstanding at the date of this Deed.
(B)	By a securities purchase agreement dated 2 July 2010 (the “SPA”) made by and among the Existing Borrower and the New Borrower, setting out the terms and conditions of the acquisition (the “Acquisition”) by the New Borrower from the Existing Borrower of all of the rights, title and interest in and to all of the issued and outstanding shares of capital stock of companies owning or having rights to the five vessels listed therein (the “Grandunion Vessel Owning Subsidiaries”), the New Borrower shall, upon completion of the Acquisition, inter alia, assume the liabilities of the Existing Borrower to the Lenders and the Agent under the Financial Agreement on the terms and conditions herein set forth.
(C)	Following a request by the Existing Borrower and the New Borrower, the Lenders and the Agent agree with effect from the Effective Date subject to the terms and conditions of this Deed (inter alia) to:
(i)	execute the documents necessary to replace the Existing Borrower with the New Borrower;

(ii)	inter alia, amend the purpose of the Facility, insert (a) additional definitions in Clause 2.1. of the Financial Agreement and (b) additional clauses in Clause 19 (Financial and General Undertakings) of the Financial Agreement;

(iii)	release and discharge the Existing Borrower from its obligations and liabilities under the Financial Agreement and the Existing Finance Documents to which it is a party; and

(iv)	release and discharge the Existing Security Parties from their obligations and liabilities under the Existing Finance Documents to which they are a party.
(D)	This Deed sets out the terms and conditions on which the Existing Borrower shall novate all of its rights, liabilities and obligations under the Financial Agreement to the New Borrower and provides for the consequential amendment and restatement of the Financial Agreement and the replacement of the other Existing Finance Documents in connection with such novation.
IT IS AGREED as follows:
1	INTERPRETATION

1.1	Defined expressions. Words and expressions defined in the Financial Agreement shall have the same meanings when used in this Deed (including the Recitals) unless the context otherwise requires or they are otherwise defined in this Deed.

1.2	Definitions. In this Deed, unless the contrary intention appears:

“Effective Date” means the date on which the Lenders and the Agent confirm to each of the other parties to this Deed that the conditions precedent in Clause 3 are satisfied;

“Existing Finance Documents” means the “Finance Documents” under the Financial Agreement which have been made before the date of this Deed;

“Existing Security Parties” means the “Security Parties” under the Financial Agreement;

“Financial Agreement” means the financial agreement dated 21 July 2010 referred to in Recital (A);

“New Finance Documents” means the “Finance Documents” under the Novated Financial Agreement;

“Novated Financial Agreement” means the Financial Agreement as novated to the New Borrower and amended and restated by this Deed in the form set out in the Appendix;

“Novated Obligations” means all the liabilities and obligations of the “Borrower” under the Financial Agreement; and

“Novated Rights” means all the rights of the “Borrower” under the Financial Agreement.

1.3	Application of construction and interpretation provisions of Financial Agreement. Clauses 2.2 and 2.3 of the Financial Agreement apply, with any necessary modifications, to this Deed.

2	AGREEMENT OF THE LENDERS AND THE AGENT

2.1	Agreement of the Lenders and the Agent. Each of the Lenders and the Agent agrees, subject to and upon the terms and conditions of this Deed to:

(a)	the novation by the Existing Borrower to the New Borrower of all of its rights, liabilities and obligations under the Financial Agreement;

(b)	the consequential amendment of the Financial Agreement and the replacement of the other Existing Finance Documents in connection with the novation; and

(c)	the execution of the New Finance Documents.

2.2	Effective Date. The agreement of the Lenders and the Agent contained in Clause 2.1 shall have effect on and from the Effective Date.

2.3	Release of Encumbrances and Existing Security Parties. The Lenders and the Agent will on the Effective Date release (i) the Encumbrances created by the Existing Finance Documents and (ii) the Existing Security Parties from their obligations and liabilities under the Existing Finance Documents in effect on the date of this Deed and will do all things necessary for the purpose of such release.

3	CONDITIONS PRECEDENT

3.1	General. The agreement of the Lenders and the Agent contained in Clause 2.1 is subject to the fulfilment of the conditions precedent in Clause 3.2.

3.2	Conditions precedent. The conditions referred to in Clause 3.1 are that the Agent shall have received the following documents and evidence in all respects in form and substance satisfactory to the Lenders and the Agent and their lawyers on or before 21 July 2010 or such later date as the Agent and the Lenders may agree with the New Borrower:

(a)	a duly executed original of this Deed duly executed by the parties to it;

(b)	the documents and evidence specified in Clause 18.1 of the Novated Financial Agreement;

(c)	evidence of completion of the Acquisition of the shares of all Grandunion Vessel Owning Subsidiaries by the New Borrower;

(d)	evidence of the authority of any person signing this Novation Deed and any New Finance Documents on behalf of the Existing Borrower or the New Borrower (as the case may be).

(e)	evidence that the process agent named in Clause 10 has accepted its appointment; and

(f)	payment to the Agent of an amount of Ten thousand Euros (€10,000) in respect of the legal fees of the Agent’s English and Greek legal counsels.

4	REPRESENTATIONS AND WARRANTIES

4.1	Repetition of Novated Financial Agreement representations and warranties. The New Borrower represents and warrants to the Lenders and the Agent as on the Effective Date that the representations and warranties in clause 16 of the Novated Financial Agreement are true and not misleading.

5	NOVATION OF FINANCIAL AGREEMENT

5.1	Novation to New Borrower. The Existing Borrower agrees to novate the Novated Rights and the Novated Obligations to the New Borrower and the each of Lenders and the Agent consents to such novation, on and with effect from the Effective Date, upon the following terms and conditions:

(a)	the Existing Borrower releases and discharges the Lenders and the Agent from their respective obligations to the Existing Borrower in respect of the Novated Rights;

(b)	the Lenders and the Agent release and discharge the Existing Borrower from the Novated Obligations;

(c)	the New Borrower shall have the benefit of the Novated Rights to the exclusion of the Existing Borrower (and accordingly the Lenders and the Agent undertake to perform their respective obligations in respect of the Novated Rights under the Novated Financial Agreement in favour of the New Borrower); and

(d)	the New Borrower hereby assumes the Novated Obligations (including the obligation to pay interest in accordance with clause 7 of the Novated Financial Agreement from 21 July 2010), so that, with effect from the Effective Date:
(i)	the New Borrower is hereby substituted in place of the Existing Borrower as a party to the Novated Financial Agreement; and

(ii)	the Financial Agreement (as hereby agreed to be novated) shall, on and with effect from the Effective Date, be construed and treated, and each of the Lenders and the Agent shall be bound by the Financial Agreement in all respects, subject to the terms and conditions of this Deed, as if the New Borrower was in relation to the Novated Rights and the Novated Obligations named in the Novated Financial Agreement as “Borrower” instead of the Existing Borrower (and accordingly the Lenders and the Agent undertake to perform their respective obligations in respect of the Novated Rights and the Novated Obligations under the Novated Financial Agreement in favour of the New Borrower).

6	AMENDMENT AND RESTATEMENT OF FINANCIAL AGREEMENT

6.1	Specific amendments to Financial Agreement. With effect on and from the Effective Date the Financial Agreement shall be, and shall be deemed by this Deed to be amended and restated in the form of the Novated Financial Agreement as attached in the Appendix.

7	EXPENSES

7.1	Expenses. The provisions of clause 23 (Expenses) of the Financial Agreement shall apply to this Deed as if they were expressly incorporated in this Deed with any necessary modifications.

8	COMMUNICATIONS

8.1	General. The provisions of clause 35 (Notices) of the Financial Agreement shall apply to this Deed as if they were expressly incorporated in this Deed with any necessary modifications.

8.2	Notices to the New Borrower. The address for any notices sent to the New Borrower is:

c/o Newlead Shipping S.A. 83 Akti Miaouli & Flessa Street Piraeus 185 38 Greece Fax : +30 213 014-8609

9	SUPPLEMENTAL

9.1	Counterparts. This Deed may be executed in any number of counterparts.

9.2	Third party rights. A person who is not a party to this Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Deed.

10	LAW AND JURISDICTION

10.1	Governing law. This Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

10.2	Incorporation of the Financial Agreement provisions. The provisions of clause 37 (Law and Jurisdiction) of the Financial Agreement shall apply to this Deed as if they were expressly incorporated in this Deed with any necessary modifications.

10.3	Process Agent for the New Borrower. The New Borrower irrevocably appoints HFW Nominees Ltd. at its registered office for the time being, presently at Friary Court, 65 Crutched Friars, London EC3N 2AE, England to act as its agent to receive and accept on its behalf any process or other document relating to any proceedings in the English Courts which are connected with this Deed.

THIS DEED has been duly executed by or on behalf of the parties hereto as a Deed and has, on the date stated at the beginning of this Deed, been delivered as a Deed.

EXECUTION PAGE

EXISTING BORROWER

EXECUTED and DELIVERED as a DEED	)
by Michael S. Livanos	) /s/ Michael S. Livanos
for and on behalf of	)
GRANDUNION INC.	)
in the presence of:	)

/s/ Vasiliki Katsouli Attorney-at-law V&P Law Firm 15 Filikis Eterias Square 106 73 Athens, Greece

NEW BORROWER

EXECUTED and DELIVERED as a DEED	)
by Panagiotis-Peter Kallifidas	)
for and on behalf of	) /s/ Panagiotis-Peter Kallifidas
NEWLEAD HOLDINGS LTD.	)
in the presence of:	)

/s/ Vasiliki Katsouli Attorney-at-law V&P Law Firm 15 Filikis Eterias Square 106 73 Athens, Greece

LENDERS

EXECUTED and DELIVERED as a DEED	)
by Chaelis M.	) /s/ Chaelis M.
and by Stavros Yagos	)
for and on behalf of	)
MARFIN EGNATIA BANK Societe Anonyme	) /s/ Stavros Yagos
in the presence of:	)

/s/ Vasiliki Katsouli Attorney-at-law V&P Law Firm 15 Filikis Eterias Square 106 73 Athens, Greece

AGENT

EXECUTED and DELIVERED as a DEED	)
by Chaelis M.	) /s/ Chaelis M.
and by Stavros Yagos	)
for and on behalf of	)
MARFIN EGNATIA BANK Societe Anonyme	) /s/ Stavros Yagos
in the presence of:	)

/s/ Vasiliki Katsouli Attorney-at-law V&P Law Firm 15 Filikis Eterias Square 106 73 Athens, Greece

SCHEDULE 1
LENDERS AND COMMITMENTS

Lender	Lending Office	Commitment $
Marfin Egnatia Bank Societe	91 Akti Miaouli	$23,000,000
Anonyme	185 38 Piraeus
	Greece
	Fax Nr.: +30 210 6896358

APPENDIX
FORM OF NOVATED FINANCIAL AGREEMENT MARKED TO INDICATE AMENDMENTS TO THE FINANCIAL AGREEMENT
Amendments are indicated as follows:
1	additions are indicated by underlined text; and
2	deletions are shown by strike-through text.